                                                                    EXHIBIT 10.1


                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         This First Amendment to Credit Agreement (including Exhibit A and the Consent of Subsidiary Guarantors attached hereto, this "Amendment") is dated as of March 5, 2001 and entered into by and among Spanish Broadcasting System, Inc., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement described below and Lehman Commercial Paper Inc. as Administrative Agent (the "Administrative Agent").

                                    RECITALS

         A. The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of July 6, 2000 (the "Credit Agreement"). Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement.

         B. The Borrower has requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Amendment, to amend the Credit Agreement as herein set forth.

         C. The Lenders are willing to agree to amend the Credit Agreement subject to the conditions and on the terms set forth herein.

         NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

         1.1 Annex A: Pricing Grid For Revolving Credit Loans, Swing Loans and Term Loans. Annex A of the Credit Agreement is deleted and Annex A(am), attached as Exhibit A to this Amendment, is inserted in its place.

         1.2 Section 1.1: Defined Terms. Section 1.1 of the Credit Agreement is amended:

         (a) by inserting immediately after "provided, that" in the definition of "Applicable Margin":

                  (a) effective on the First Amendment Effective Date and at all times thereafter until the Grid Effective Date, the Applicable Margin for Base Rate Loans shall be 2.00% and


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                  the Applicable Margin for Eurodollar Loans shall be 3.00% and
                  (b) effective

         (b) by deleting in its entirety the text of the definition of "Grid Effective Date" and replacing it with:

                  "Grid Effective Date": the date that is the later of (a) the six-month anniversary of the Syndication Date and (b) the date of delivery to the Administrative Agent of the Borrower's financial statements for the first two fiscal quarters ending after the Syndication Date.

         (c) by deleting the term "Annex A" in the definition of "Pricing Grid" and replacing it with "Annex A(am)".

         (d) by deleting the date "June 30, 2006" in the definition of "Scheduled Revolving Credit Termination Date" and replacing it with "December 31, 2006".

         (e) by deleting the last sentence in the definition of "Term Loan Commitment" and replacing it with:

                  The original aggregate amount of the Term Loan Commitments was $125,000,000, in respect of which (a) $65,000,000 in principal amount of Term Loans were made to the Borrower during the Term Loan Commitment Period and are outstanding as of the date of the First Amendment, (b) all obligations to make any additional Term Loans expired on the last day of the Term Loan Commitment Period, and (c) accordingly, as of the date of the First Amendment, the aggregate amount of the Term Loan Commitments is $65,000,000, consisting of $65,000,000 in principal amount of Term Loans funded, outstanding and repayable on the terms set forth in this Agreement and no Lender is obligated to make any additional Term Loans.

         (f) by adding the following new definitions in proper alphabetical order:

                  "First Amendment": the First Amendment to this Credit Agreement dated as of March 5, 2001.

                  "First Amendment Effective Date": the earlier of (a) March 31, 2001 and (b) the Syndication Date.

                  "Syndication Date": the date on which the first assignments are made in the syndication of the credit facilities established hereby.


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         1.3      Section 2.3: Repayment of Term Loans. Section 2.3 of the
Credit Agreement is amended by deleting the text thereof in its entirety and replacing it with:

                  Repayment of Term Loans. The Borrower shall pay the principal amount of the Term Loans in twenty consecutive quarterly installments commencing on March 31, 2002 and continuing on the last day of each June, September, December and March of each year thereafter through December 31, 2006, and the amount of the quarterly installment due on each such payment date shall be determined by applying the payment percentage set forth next to such payment date below to the amount of the Term Loans outstanding on the last day of the Term Loan Commitment Period:

                           Payment Date              Payment Percentage
                           ------------              ------------------
                           March 31, 2002                 1.25%
                           June 30, 2002                  1.25%
                           September 30, 2002             1.25%
                           December 31, 2002              1.25%
                           March 31, 2003                 3.75%
                           June 30, 2003                  3.75%
                           September 30, 2003             3.75%
                           December 31, 2003              3.75%
                           March 31, 2004                 5.00%
                           June 30, 2004                  5.00%
                           September 30, 2004             5.00%
                           December 31, 2004              5.00%
                           March 31, 2005                 6.25%
                           June 30, 2005                  6.25%
                           September 30, 2005             6.25%
                           December 31, 2005              6.25%
                           March 31, 2006                 8.75%
                           June 30, 2006                  8.75%
                           September 30, 2006             8.75%
                           December 31, 2006              8.75%

                           Notwithstanding the foregoing, the aggregate outstanding principal balance of the Term Loans shall be due and payable in full in immediately available funds on December 31, 2006, if not sooner paid in full.

         1.4 Section 7.1(c): Consolidated Leverage Ratio. The entry "FQ2 and FQ3 in 2001" in the first column in Section 7.1(c) of the Credit Agreement and the corresponding entry "6.50" in the second column of that Section are deleted and replaced by the following:


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                            FQ2 in 2001                    6.75
                            FQ3 in 2001                    6.50

         2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

         2.1 Existence, Good Standing, Power and Authority. The Borrower and each Subsidiary Guarantor is duly organized and validly existing and in good standing under the laws of the State in which it was organized and has all corporate or other organizational power and authority to enter into this Amendment.

         2.2 Authorization. The execution and delivery of this Amendment and the performance of the obligations of the Borrower and each Subsidiary Guarantor under or in respect of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or other organizational action on the part of the Borrower and the Subsidiary Guarantors.

         2.3 No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment by the Borrower and the Subsidiary Guarantors and the performance of the obligations under or in respect of this Amendment and the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws or other governing documents of the Borrower or any Subsidiary, (b) any law or governmental rule or regulation applicable to or binding on the Borrower or any Subsidiary, (c) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Subsidiary, or (d) any indenture, agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

         2.4 Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor and is the legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles.

         2.5 No Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment that constitutes or would constitute a Default.

         2.6 Representations and Warranties. Each of the representations and warranties of the Borrower or any Subsidiary Guarantor set forth in any Loan Document is true and correct in all material


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respects on the date hereof and will be true and correct in all material respects on the date this Amendment becomes effective, except (in each case) to the extent such representations and warranties speak expressly to an earlier date.

         2.7 Subsidiary Guarantors. Each Person that is, as of the date of this Amendment, a Subsidiary and a Subsidiary Guarantor has duly executed and delivered a counterpart of the Guarantee and Collateral Agreement.

         3. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective when this Amendment has been duly executed and delivered by the Borrower, the Administrative Agent and the Lenders and the Consent of Subsidiary Guarantors included herein has been duly executed and delivered by each of the Subsidiary Guarantors. Delivery of a telecopy signature page signed on behalf of a Lender or the Administrative Agent shall be sufficient evidence of such execution and delivery by it.

         4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. As expressly amended hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.

         5. APPLICABLE LAW AND MISCELLANEOUS PROVISIONS. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of Article X of the Credit Agreement shall apply with like effect to this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.


                                      SPANISH BROADCASTING SYSTEM, INC.


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      LEHMAN COMMERCIAL PAPER INC.,
                                       as Lender and as Administrative Agent


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                                       EXHIBIT A

                                                                     Annex A(am)

                    PRICING GRID FOR REVOLVING CREDIT LOANS,
                         SWING LINE LOANS AND TERM LOANS


Commencing on the Grid Effective Date, the Applicable Margin shall be determined on a quarterly basis based on the Consolidated Leverage Ratio as of the last day of the most recent fiscal quarter and for the period of four consecutive fiscal quarters then ended, as set forth below:

       -------------------------------------------------------------------------
        Consolidated Leverage     Applicable Margin       Applicable Margin for
               Ratio             for Eurodollar Loans        Base Rate Loans
       -------------------------------------------------------------------------
       >6:1                              3.00%                   2.00%
       -
       -------------------------------------------------------------------------
       >5:1 and <6:1                     2.75%                   1.75%
       -
       -------------------------------------------------------------------------
       >4:1 and <5:1                     2.50%                   1.50%
       -
       -------------------------------------------------------------------------
       <4:1                              2.25%                   1.25%
       -------------------------------------------------------------------------

provided, that the Applicable Margin will be the highest rate set forth above (3.00% for Eurodollar Rate Loans and 2.00% for Base Rate Loans) whenever any Event of Default is continuing. Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6:1.

                        CONSENT OF SUBSIDIARY GUARANTORS

Each of the undersigned hereby (a) represents and warrants to the Administrative Agent and the Lenders that it is a Subsidiary and a Subsidiary Guarantor and has duly authorized, executed and delivered a counterpart of, or assumption agreement in respect of, the Guarantee and Collateral Agreement, (b) consents to the foregoing Amendment, (c) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it are not impaired or affected and all guaranties given and security interests and liens granted thereunder remain and shall continue in full force and effect, and (d) confirms and ratifies its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it.


                           [intentionally left blank]

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of the 5th day of March, 2001.

SPANISH BROADCASTING SYSTEM FINANCE CORPORATION,
    a Delaware corporation
SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.
SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
SPANISH BROADCASTING SYSTEM, INC.,
    a New Jersey corporation
SPANISH BROADCASTING SYSTEM OF SAN ANTONIO, INC.
ALARCON HOLDINGS, INC.
SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC.,
    a Delaware corporation
SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
SBS OF GREATER NEW YORK, INC.
SBS FUNDING, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC.,
    a Puerto Rico corporation
SPANISH BROADCASTING SYSTEM NETWORK, INC.
SBS PROMOTIONS, INC.
WRMA LICENSING, INC.
WXDJ LICENSING, INC.
WLEY LICENSING, INC.
WSKQ LICENSING, INC.
KLEY LICENSING, INC.
WCMQ LICENSING, INC.
KLAX LICENSING, INC.
WPAT LICENSING, INC.
WCMA LICENSING, INC.
WEGM LICENSING, INC.
WMEG LICENSING, INC.
KSAH LICENSING, INC.
KNJR LICENSING, INC.
KMJR LICENSING, INC.
KXJO LICENSING, INC.
KTCY LICENSING, INC.
SBS OF SAN FRANCISCO, INC.
SPANISH BROADCASTING SYSTEM SOUTHWEST, INC.


By:
   --------------------------------------
   Name:
   an authorized officer of each of the foregoing Subsidiary Guarantors